EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Webtradex International Corp. (the "Company") on Form 10-K for the period year March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kam Shah, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

Date: June 24, 2011                   /s/ Kam Shah
                                      ---------------------------------------
                                      Kam Shah
Chief Executive Officer, Chief Financial Officer,
President, Secretary, Treasurer and Director
(Principal Executive Officer)
(Principal Financial Officer)